SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 2004

                              Compuware Corporation
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

               000-20900                                  38-2007430
       (Commission File Number)                (IRS Employer Identification No.)

                   One Campus Martius, Detroit, MI 48226-5099
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (313) 227-7300

          (Former name or former address, if changed since last report)


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Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     99.1 Press Release, dated May 12, 2004.

     99.2 Transcript of conference call held on May 12, 2004.

Item 12. Results of Operations and Financial Condition.

     On May 12, 2004, Compuware Corporation issued a press release announcing financial results for its fourth quarter and fiscal year ended March 31, 2004 and certain other information. A copy of the press release is furnished with this Report as Exhibit 99.1.

     A transcript of the conference call held on May 12, 2004 is furnished with this Report as Exhibit 99.2. Certain statements made during the conference call and contained in the transcript and in this release that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of the conference call. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements were based on our then-current expectations, including expectations about Changepoint, and are subject to risks and uncertainties. Risks and uncertainties about the Company are discussed in the Company's reports filed with the Securities and Exchange Commission. You should refer to and consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 12, 2004                                        COMPUWARE CORPORATION

                                                    By: /s/ Laura L. Fournier
                                                        ------------------------
                                                    Laura L. Fournier
                                                    Senior Vice President
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX

Number   Description

99.1     Press Release, dated May 12, 2004

99.2     Transcript of conference call held on May 12, 2004


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